Segment Reporting (Details) - Segment	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Segment Reporting [Abstract]
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer	Chief Executive Officer
Number of reportable segment	1	1
Approach of CODM to determine segment information	The CODM assesses performance for the hearing segment and decides how to allocate resources based on net loss that also is reported on the unaudited condensed consolidated statements of operations and comprehensive loss. The measure of segment assets is reported on the unaudited condensed consolidated balance sheets as total assets.	The CODM assesses performance for the hearing segment and decides how to allocate resources based on net loss that also is reported on the consolidated statements of operations and comprehensive loss. The measure of segment assets is reported on the consolidated balance sheets as total assets.